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                                                                    EXHIBIT 24A

                               EXTENSION OF LEASE
                                       AND
                              EXPANSION OF PREMISES

Reference is hereby made to that certain Standard Industrial Lease made by and between William D. Vogel as "Lessor" and Garden Botanika Inc., a Washington corporation as "Lessee" for the Premises commonly known as 4755 A&B Zinfandel Court, Ontario, California 91761 (the westerly approximately 91,984 sq. ft. of an approximately 110,184 sq. ft. industrial/distribution building), dated February 21, 1996, with amendment(s) dated (None) (the "Lease").

This Extension is dated, for reference purposes only March 25, 1997 and is made a part of the Lease as if it were included therein. The parties to the Lease now agree as follows:

1. TERM. The Term of the Lease is extended for a period of Twelve (12) Months beginning July 1, 1997 and expiring on June 30, 1998 (the "Extension Term").

2.   EXPANSION SPACE - PREMISES AND DATES DEFINED.

          The easterly approximately 18,200 sq. ft. of the building containing the Premises shall be called the "Expansion Space". Lessee agrees to lease the Expansion Space from Lessor effective May 15, 1997 (or later if necessary for Lessor to complete the items in Paragraph 3. below) (the "Expansion Date"). Effective on the Expansion Date the Premises under this Lease shall be amended to read:
          "4755 Zinfandel Court, Ontario, California 91761, more particularly described as a freestanding industrial/distribution building of approximately 110,184 square feet".

3.   EXPANSION SPACE - CONDITION AND REPAIRS.
     In the Expansion Space Lessor at Lessor's expense shall a) repair the foil ceiling insulation in the warehouse, b) clean and paint the interior of the offices, c) recarpet the offices, d) clean or repaint the warehouse walls as necessary, e) cut a properly framed 12'x14' (WxH) opening at the north end of the demising wall between the existing Premises and the Expansion Space, f) remove the existing chain link fence and gate in the parking areas, g) deliver the interior and exterior of the expansion space in a clean and broom-swept condition, h) place all electrical, plumbing, HVAC and mechanical systems in the building in good operation condition and repair; Lessee otherwise agrees to accept the Expansion Space in an "as-is" condition (except that Lessee shall not be responsible for the existing easterly demising wall in the building as to whether said wall has been properly permitted and meets the building code requirements for the City of Ontario).

4.   RENT.  The Rent shall be amended to be the new Rent as follows:

     $36,360.72 per month for the period beginning on the Expansion Date and ending June 30, 1997 (computed at $0.33/sf);
     $37,462.56 per month for the period beginning July 1, 1997 and ending June 30,1998 (computed at $0.34/sf);

     plus any state, county, and city Transaction Privilege Taxes as may apply.

5. SECURITY DEPOSIT. The current security deposit of $30,354.72 shall be changed to $37,462.56, an increase of $7,107.84 which shall be paid to Lessor on or before July 1, 1997.
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6.   LESSOR. The Lessor is amended to be: "The William and Maureen Vogel Family
     Trust".

Except as amended above, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

            LESSOR                                      LESSOR
-----------------------------------------     ----------------------------------

The William and Maureen Vogel Family Trust    Garden Botanika Inc.,
                                              a Washington corporation


Signed:                                       Signed:
         --------------------------------             --------------------------
         William D. Vogel, Trustee                    Michael Fisher, Sr.
                                                      Vice President

Date:                                         Date: Apri1 14, 1997
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